Exhibit 99.8

Certification Pursuant to Section 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of CIT Group Inc. (“CIT”) on Form 10-K for the year ended December 31, 2015, as recast by this Current Report on Form 8-K, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. Carol Hayles, the Chief Financial Officer of CIT, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(i)  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIT.

/s/ E. Carol Hayles
Dated: September 26, 2016	E. Carol Hayles Executive Vice President and Chief Financial Officer CIT Group Inc.

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.